Exhibit 99.1

UNAUDITED as of 12/31/2004

Bimini Mortgage Management, Inc. - Asset Information

This Table Reflects All Transactions.

Prices Used Are Wall Street Dealer Valuations and Compiled on 12/31/04

Valuation
Asset Category	Market Value	As a Percent of Mortgage Assets	As a Percent of Mortgage Assets, Cash and P&I Receivable
Fixed Rate Mortgage Backed Securities	$749,789,412	25.22%	24.08%
CMO Floaters (Monthly Resetting)	$250,438,730	8.42%	8.04%
Adjustable Rate Mortgage Backed Securities(1)	$1,403,381,666	47.20%	45.06%
Hybrid Adjustable Rate Mortgage Backed Securities	$500,927,382	16.85%	16.09%
Balloon Maturity Mortgage Backed Securities	$68,695,707	2.31%	2.21%
Total: Mortgage Assets(2)	$2,973,232,897	100.00%

Cash as of 12/31/2004(3)	$137,528,119		4.42%
P&I Receivables as of 12/31/2004	$3,460,133		0.11%
Total: All Assets	$3,114,221,149		100.00%

(1)                               Adjustable Rate MBS’ are those that reset coupons within one year’s time.

(2)                               Included in Total Mortgage Assets are Forward Settling Transactions with a Market Value equal to  $65,765,630.

(3)                               As of 12/31/2004 the value of securities held in the box was $6.0 million.

Characteristics	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Asset Category
Fixed Rate Mortgage Backed Securities	6.88%	n/a	n/a	n/a	1-Dec-34	293
CMO Floaters (Monthly Resetting)	2.91%	7.93%	n/a	0.64	25-May-34	326
Adjustable Rate Mortgage Backed Securities(4)	3.83%	10.77%	1.39%	3.97	1-Dec-42	347
Hybrid Adjustable Rate Mortgage Backed Securities	4.59%	10.30%	1.24%	28.93	20-Dec-34	351
Balloon Maturity Mortgage Backed Securities	4.07%	n/a	n/a	n/a	1-Feb-11	60
Total: Mortgage Assets	4.65%	10.33%	1.33%	9.39	1-Dec-42	325

(4)          46.3% ($650 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Cap.

Agency	Market Value	As a Percentage of Mortgage Assets	Qualifying Assets	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$1,879,519,969	63.21%	Whole Pool	$1,821,495,782	61.26%
Freddie Mac	$541,786,470	18.22%	Non Whole Pool	$1,151,737,115	38.74%
Ginnie Mae	$551,926,457	18.56%	Total Portfolio	$2,973,232,897	100.00%
Total Portfolio	$2,973,232,897	100.00%

Portfolio Price and Duration
Weighted Average Purchase Price	$103.44
Weighted Average Current Price	$103.36
Modeled Effective Duration as of 12/31/04	0.835

Prepayment Speeds

On December 7, 2004 Prepayment Speeds were released for paydowns occurring in November 2004. The numbers below reflect that data.

Asset Category	Weighted Average Prepayment Speeds (CPR’s released on 12/07/04)
Fixed Rate Mortgage Backed Securities	28.70
CMO Floaters	23.22
Adjustable Rate Mortgage Backed Securities	23.15
Hybrid Adjustable Rate Mortgage Backed Securities	16.96
Balloon Maturity Mortgage Backed Securities	23.05
Total: Mortgage Assets	23.60

UNAUDITED as of 12/31/2004

Adjustable Rate Assets	Market Value As of 12/31/2004	% of Asset Class	% of Total Mortgage Assets
One Month Libor	$40,492,306	2.89%	1.36%
Moving Treasury Average	$89,463,980	6.37%	3.01%
Cost Of Funds Index	$323,180,028	23.03%	10.87%
Six Month LIBOR	$287,003,235	20.45%	9.65%
Six Month CD Rate	$4,311,739	0.31%	0.15%
One Year LIBOR	$93,271,141	6.65%	3.14%
Conventional One Year CMT	$267,090,263	19.03%	8.98%
FHA and VA One Year CMT	$294,889,343	21.01%	9.92%
National Mortgage Contract Rate	$3,679,631	0.26%	0.12%
Total ARM	$1,403,381,666	100.00%	47.20%

CMO Floaters (Monthly Resetting)
Short Stable	$38,609,243	15.42%	1.30%
Pass-Through	$40,938,581	16.35%	1.38%
Locked Out	$170,890,905	68.24%	5.75%
Total CMO	$250,438,730	100.00%	8.42%

Hybrid ARMs
Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$33,972,383	6.78%	1.14%
19 - 24 Months to First Reset	$105,231,006	21.01%	3.54%
25 - 36 Months to First Reset	$35,403,971	7.07%	1.19%
37 - 60 Months to First Reset	$0	0.00%	0.00%
Total	$174,607,360	34.86%	5.87%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$26,318,102	5.25%	0.89%
19 - 24 Months to First Reset	$4,386,970	0.88%	0.15%
25 - 36 Months to First Reset	$52,213,301	10.42%	1.76%
37 - 60 Months to First Reset	$20,192,229	4.03%	0.68%
Total	$103,110,602	20.58%	3.47%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$0	0.00%	0.00%
25 - 39 Months to First Reset	$223,209,419	44.56%	7.51%
Total	$223,209,419	44.56%	7.51%
Total Hybrid	$500,927,382	100.00%	16.85%

Balloons
< 4.5 Years to Balloon Date	$13,191,322	19.20%	0.44%
4.6 - 5.5 Years to Balloon Date	$38,018,849	55.34%	1.28%
5.6 - 6.5 Years to Balloon Date	$17,485,537	25.45%	0.59%
Total Balloon	$68,695,707	100.00%	2.31%

Fixed Rate Assets
15year $85,000 Maximum Loan Size	$96,725,074	50.45%	3.25%
15year $110,000 Maximum Loan Size	$6,131,611	3.20%	0.21%
15yr 100% Investor Property	$1,220,979	0.64%	0.04%
15yr 100% FNMA Expanded Approval Level 3	$2,292,077	1.20%	0.08%
15yr 100% Alt-A	$53,030,264	27.66%	1.78%
15yr Geography Specific (NY, FL, VT, TX)	$1,503,579	0.78%	0.05%
15yr Other	$28,661,833	14.95%	0.96%
10yr Other	$2,146,440	1.12%	0.07%
Total 10 and 15 Year Collateral	$191,711,856	100.00%	6.45%

30year $85,000 Maximum Loan Size	$176,461,785	31.62%	5.94%
30year $110,000 Maximum Loan Size	$56,979,382	10.21%	1.92%
30yr 100% Investor Property	$11,115,016	1.99%	0.37%
30yr 100% FNMA Expanded Approval Level 3	$89,510,361	16.04%	3.01%
30yr 100% Alt-A	$94,028,349	16.85%	3.16%
20yr 100% Alt-A	$1,759,427	0.32%	0.06%
30yr Geography Specific (NY, FL, VT, TX)	$4,241,773	0.76%	0.14%
30yr 100% GNMA Builder Buydown Program	$8,250,286	1.48%	0.28%
30yr Other	$114,102,728	20.45%	3.84%
20yr Other	$1,628,448	0.29%	0.05%
Total 30 Year Collateral	$558,077,556	100.00%	18.77%

Total Fixed Rate Collateral	$749,789,412		25.22%

Grand Total (All Mortgage Assets)	$2,973,232,897		100.00%
Total Cash or Cash Receivables	$140,988,252
Grand Total Assets and Cash	$3,114,221,149

Total Securities Settling in January	$65,765,630		2.21%

Unaudited Funding Information as at 12/31/04

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity	Longest maturity
Bear Stearns	$255,229,000	125	19-Sep-05
Countrywide Securities	$178,574,000	41	1-Jun-05
Daiwa Securities	$114,436,000	65	1-Nov-05
Bank of America	$309,270,000	64	11-Jul-05
Deutsche Bank	$308,645,505	225	25-Oct-05
Nomura	$463,901,000	97	20-Oct-05
JP Morgan Securities	$60,178,000	35	15-Jun-05
Lehman Brothers	$257,190,786	79	26-Apr-05
UBS Securities	$512,697,000	62	12-Jul-05
Goldman Sachs	$107,821,666	35	28-Apr-05
Merrill Lynch	$83,561,000	170	22-Jul-05
Morgan Stanley	$119,659,000	63	12-Apr-05
Total	$2,771,162,957	94	1-Nov-05

Note: During December 2004 the Company executed contracts and paid a commitment fee to three lenders which provides for a total of $900 million in guaranteed repo lines at pre-determined borrowing rates and haircuts for a 364 day period following the starting date of each said contract. There is no obligation on the part of the Company to utilize these lines.

Asset Class	Weighted Average Maturity	Longest maturity
Fixed Rate	114	25-Oct-05
Adjst Rate MBS	75	1-Nov-05
Hybrids Adj Rate	185	25-Oct-05
CMO Floating Rate	40	15-Mar-05
Baloon Maturity	68	28-Jun-05
	94	1-Nov-05